UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2005

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50940	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

On June 9, 2005, Rotech Healthcare Inc. (the “Company”) issued a press release announcing the matters discussed under Item 4.02 below and that it will be further delayed in filing its Form 10-Q for the quarter ended March 31, 2005. The Company also announced that it is postponing its 2005 annual meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All of the information furnished pursuant to Item 2.02 and Item 7.01 and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 9, 2005, the Audit Committee of the Company’s Board of Directors together with the management of the Company concluded that the Company will restate its financial statements for the years ended December 31, 2004 and 2003 and the nine months ended December 31, 2002, and for each of the quarterly periods during those years to correct errors identified in calculating reserves for contractual allowances and bad debts. These errors in calculating reserves began in 2001 with the Company’s predecessor, Rotech Medical Corporation, which was a subsidiary of Integrated Health Services, Inc., and were reflected in the predecessor’s financial statements and continued in the Company’s financial statements through 2004. Accordingly, these Company financial statements and the related reports of the independent registered public accounting firm should no longer be relied upon because of these errors. Management and the Audit Committee have discussed these matters with the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The restatement is not expected to have an impact on the Company’s cash balances.

The Company will file an amended annual report on Form 10-K/A for the year ended December 31, 2004 with the Securities and Exchange Commission to address the errors described above and to present restated financial information for the periods presented in such report. In addition, the Company will be correcting the selected financial information of its predecessor for the year ended December 31, 2001 and the three months ended March 31, 2002 included in the Company’s 2004 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits

99.1	Press release of the Company dated June 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: June 9, 2005	By:	/s/ Philip L. Carter
Philip L. Carter
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release of the Company dated June 9, 2005.

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